UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2006

VECTOR VENTURES CORP.
(Exact name of Registrant as specified in charter)

Nevada	333-129847	20-2745790
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Analipseos 30 Apt. #25, 52236 Panorama,Thessaloniki, Greece
(Address of principal executive offices)

Registrant's telephone number, including area code:		011-30-697-366-9834

Not Applicable
(Former name or former address if changes since last report)

                  Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

____	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

____	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

____	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

____	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

(a) Promissory Note

On November 8, 2006, the Registrant issued a promissory note in the principal amount of US$ 250,000 (the "Note"). The Note was issued to one party: Barca Business Services ("Barca"). Prior to the execution of the Note, there was no relationship between the Registrant and Barca.

The Note is due and payable in full one year from the date of issuance. The Note bears interest at an annual rate of 10% percent per annum. The principal amount received under the Note will be used by the Registrant to advance a bridge loan to Elite FX Inc.

A copy of the Note is filed as an exhibit to this Form 8-K and is incorporated in this Item 1.01(b) by reference. The description of the Note is qualified in its entirety by reference to the full text of the Note attached as Exhibit 4.1.

(b) Bridge Loan

The Registrant has entered into a bridge loan agreement (the "Loan Agreement") with Elite FX, Inc., pursuant to which, the Registrant has loaned Elite US$ 250,000. The Loan Agreement includes a secured promissory note for US$ 250,000 (the "Elite Note") and corresponding security interest agreement (the "Security Agreement").  The Registrant funded the loan agreement on November 9, 2006.

The Elite Note is due and payable six months from the date of issuance. The Elite Note bears regular interest at an annual rate of 10% percent per annum. To secure Elite's obligations under the Loan Agreement, Elite has agreed to grant the Registrant a security interest in substantially all of their assets, including without limitation their intellectual property, on the terms and conditions of the Security Agreement. The security interest to be granted under the Security Agreement will be junior and subordinated to the security interest Elite may have granted to its senior lender. The security interest granted under the Security Agreement will terminate upon payment or satisfaction of all of Elite's obligations under the Loan Agreement.

A copy of the Elite Note is filed as an exhibit to this Form 8-K and is incorporated in this Item 1.01(b) by reference. The description of the Elite Note is qualified in its entirety by reference to the full text of the Loan Agreement, Elite Note, and Security Agreement attached as Exhibit 4.2.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF BALANCE SHEET ARRANGEMEMENT OF A REGISTRANT

The disclosure under Items 1.01(a) and (b) above is incorporated herein by reference.

Under SFAS 150 "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity," the Note will be recorded by the Company as a liability since it is an unconditional obligation that must be redeemed for cash.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

As described in Item 1.01(a) of this Current Report on Form 8-K, the Registrant issued a promissory note in the aggregate amount of $250,000. This promissory note was issued pursuant to an exemption from registration provided by Regulation S of the Securities Act.

ITEM 9.01 - FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired. N/A

(b) Pro forma financial information. N/A

(c) Exhibits.

As described in Item 1.01 of this Report, the following exhibit is filed as part of this Current Report on Form 8-K:

Exhibit No. __________	Description __________
4.1	Promissory Note
4.2	Bridge Loan Agreement with Elite
99.1	Press Release dated November 17, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Dated: November 17, 2006

VECTOR CORPORATION

/s/ Kristian Kostovski

By:
_________________________________
Kristian Kostovski, President & C.E.O.